UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2023

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12400 (Commission File Number)	94-3136539 (I.R.S. Employer Identification No.)

1801 Augustine Cut-Off
Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)

(302) 498-6700

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $.001 par value per share	INCY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2010 Amended and Restated Stock Incentive Plan Amendment

At the Annual Meeting of Stockholders of Incyte Corporation (the “Company”) held on June 14, 2023 (the “Annual Meeting”), the stockholders of the Company approved the following amendment to the Company’s Amended and Restated 2010 Stock Incentive Plan (the “SIP”): an increase in the number of shares available for issuance under the SIP by 12,500,000 shares, from 53,953,475 shares to 66,453,475 shares. A copy of the SIP, as amended on April 13, 2023, and including the amendment approved by the stockholders, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

1997 Employee Stock Purchase Plan Amendment

At the Annual Meeting of the Company, the stockholders of the Company approved an increase in the number of shares of common stock reserved for issuance under the Company’s 1997 Employee Stock Purchase Plan by 750,000 shares, from 9,600,000 shares to 10,350,000 shares. A copy of the Company’s 1997 Employee Stock Purchase Plan, as amended on April 13, 2023, and including the amendment approved by the stockholders, is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following actions were taken at the Annual Meeting of Stockholders of Incyte Corporation (the “Company”) held on June 14, 2023:

1.	The following Directors were elected:

	For	Against	Abstain	Broker Non- Votes
Julian C. Baker	178,216,792	14,844,339	165,093	12,318,038
Jean-Jacques Bienaimé	182,638,002	10,412,270	175,952	12,318,038
Otis W. Brawley	189,721,028	3,322,837	182,359	12,318,038
Paul J. Clancy	182,829,900	10,223,098	173,226	12,318,038
Jacqualyn A. Fouse	188,578,528	4,470,872	176,824	12,318,038
Edmund P. Harrigan	190,178,511	2,868,505	179,208	12,318,038
Katherine A. High	190,244,186	2,808,821	173,217	12,318,038
Hervé Hoppenot	178,132,891	13,101,874	1,991,459	12,318,038
Susanne Schaffert	191,343,018	1,705,703	177,503	12,318,038

2.	The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
169,320,952	23,663,412	241,860	12,318,038

3.	The stockholders recommended, on a non-binding advisory basis, that future non-binding advisory stockholder votes on the compensation of the Company’s named executive officers should occur every year.

Every Year	Every 2 Years	Every 3 Years	Abstain
191,089,985	42,182	1,896,908	197,149

Based on these results and in line with the Company’s Board of Directors recommendation, the Company will hold a non-binding advisory vote on the compensation of the Company’s named executive officers every year, until the next non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers. An advisory vote on the frequency of future advisory votes on the compensation paid to the Company’s named executive officers is required to be held at least once every six years.

4.	The amendment to the Company’s Amended and Restated 2010 Stock Incentive Plan was approved.

For	Against	Abstain	Broker Non-Votes
171,175,816	21,861,826	188,582	12,318,038

5.	The amendment to the Company’s 1997 Employee Stock Purchase Plan was approved.

For	Against	Abstain	Broker Non-Votes
191,553,726	1,633,296	39,202	12,318,038

6.	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year was ratified.

For	Against	Abstain
194,500,211	10,832,543	211,508

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Incyte Corporation Amended and Restated 2010 Stock Incentive Plan, as amended on April 13, 2023.
10.2	1997 Employee Stock Purchase Plan of Incyte Corporation, as amended on April 13. 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2023

INCYTE CORPORATION

By:	/s/ Maria E. Pasquale
Maria E. Pasquale
Executive Vice President and
General Counsel

4